                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported):  May 25, 1995

                          Edison Brothers Stores, Inc.
- -------------------------------------------------------------------------------
               (Exact Name of Registrant as specified in Charter)

        Delaware                    1-1394                    43-0254900
- -------------------------  -------------------------  -------------------------
(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                         Identification No.)

                               501 North Broadway
                            St. Louis, Missouri 63102
- -------------------------------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (314) 331-6000
- -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
- -------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On May 25, 1995, the Registrant issued a press release, a copy of which is attached as Exhibit 99.5 to this Form 8-K and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         Exhibit No.     Description
         -----------     ------------------------------------------------------

         Exhibit 99.5    Press Release dated May 25, 1995 issued by Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EDISON BROTHERS STORES, INC.

Date: May 26, 1995                        By:     /S/ DAVID B. COOPER, JR.
                                                  -----------------------------
                                                  David B. Cooper, Jr.
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
- ------------     --------------------------------------------------------------

Exhibit 99.5     Press Release dated May 25, 1995 issued by Registrant.